              [LOGO]


              PIMCO COMMERCIAL MORTGAGE SECURITIES TRUST, INC.



                                                  A CLOSED-END

                                             FUND SPECIALIZING

                                                IN INVESTMENTS

                                                 IN COMMERCIAL

                                               MORTGAGE-BACKED

                                                    SECURITIES






                                             DECEMBER 31, 1999
                                                 ANNUAL REPORT

Pacific Investment Management Company is responsible for the management and administration of the PIMCO Commercial Mortgage Securities Trust, Inc. (the "Fund"). Founded in 1971, Pacific Investment currently manages $186 billion on behalf of mutual fund and institutional clients located around the world. Renowned for its fixed income management expertise, Pacific Investment manages assets for many of the largest corporations, foundations, endowments, and governmental bodies in the United States and the world.

Pacific Investment is one of five investment advisory firms which form PIMCO Advisors Holdings L.P., the nation's fourth largest publicly traded investment management concern with combined assets under management totaling over $260 billion. PIMCO Advisors is recognized for providing consistent performance and high-quality client service.

Its investment firms are:

     Pacific Investment Management Company/
       Newport Beach, California
     Oppenheimer Capital/New York, New York
     Cadence Capital Management/Boston, Massachusetts
     NFJ Investment Group/Dallas, Texas
     Parametric Portfolio Associates/Seattle, Washington
     PIMCO Equity Advisors/New York, New York, a division of PIMCO Advisors L.P.


Units of PIMCO Advisors Holdings L.P. trade on the New York Stock Exchange under the ticker symbol "PA."



--------------------------------------------------------------------------------

      PIMCO Advisors Holdings L.P. (NYSE:PA), its operating subsidiary PIMCO Advisors L.P. and Allianz AG (EURO:ALV) announced that they have reached a definitive agreement for Allianz AG to acquire majority ownership of PIMCO Advisors, including all of the interests held at PIMCO Advisors Holdings L.P. Under the terms of the agreement, at the closing the units of PA Holdings will be exchanged by way of a merger and there will be no further public ownership of PIMCO Advisors. Additionally, key employees at each of PIMCO Advisors' investment units, including PIMCO's Bill Gross, have significant profit-sharing and retention arrangements to ensure continuity of the investment process and staff.

--------------------------------------------------------------------------------

LETTER TO OUR SHAREHOLDERS

For the fiscal year ended December 31, 1999, the Fund returned 2.44% based on net asset value, outperforming the broad bond market as measured by the Lehman Brothers Aggregate Bond Index, which declined 0.82%. Long-term performance has been strong, with the Fund posting an 11.28% five-year, annualized return based on its NYSE share price, versus a return of 7.73% for the Lehman Index.

The past year was a difficult one for bond investors, with U.S. interest rates rising as much as 1.80% for some maturities. This increase came as robust economic expansion in the U.S. and accelerating growth in Europe and Asia boosted demand for capital worldwide and caused inflation to rise from lows reached in the previous year.

In an effort to temper the economy and combat the prospect of rising inflation, the Federal Reserve raised the fed funds rate on three separate occasions to 5.5%. The central bank has now taken back all three of its rate cuts from 1998, when market participants were preoccupied with the threat of global deflation and reduced liquidity in financial markets. The Fed left rates unchanged in December, largely because of market uncertainties surrounding Y2K. Still, investors remained concerned that the combination of rapid growth and a dwindling pool of workers would increase wage pressures and force the Fed to tighten further in 2000.

An upward revision of third quarter growth to 5.7%, the fastest pace in almost a year, as well as surging consumer confidence heading into the holiday season did nothing to ease those concerns. Even so, there were signs that higher interest rates had begun to moderate the expansion somewhat. Investment in new housing fell and mortgage re-financings continued to decline as mortgage rates hovered near 8%. Moreover, actual inflation remained relatively subdued, held in check by productivity gains and intense price competition in industries such as autos and apparel.

I am pleased to announce that Scott A. Mather assumed day-to-day responsibility for managing the Fund in February. Benjamin Trosky, who had managed the Fund since inception, is now focused exclusively on high yield product management at PIMCO. Mr. Mather joined the firm two years ago and is a PIMCO Senior Vice President. Scott's investment expertise as a trader of a broad range of mortgage-backed securities demonstrates that he will be a valued addition to the Fund.

We are optimistic that 2000 will be a successful year for Fund investors. As always, we appreciate the trust you have placed in us, and welcome your questions and comments regarding the Fund and this annual report.

                                        Sincerely,

                                        /s/ Brent R. Harris

                                        Brent R. Harris
                                        Chairman of the Board

                                        February 17, 2000

                                                                               1
                                                                   ANNUAL REPORT
                                                               December 31, 1999

ABOUT THE FUND

Launched in September 1993, PIMCO Commercial Mortgage Securities Trust, Inc. is unique in that it is the only closed-end fund that invests primarily in commercial mortgage-backed securities. Commercial mortgage-backed securities are fixed income instruments representing an interest in mortgage loans on commercial real estate properties, such as office buildings, shopping malls, hotels, apartment buildings, nursing homes, and industrial properties.

The Fund's primary investment objective is to achieve high current income. Pacific Investment Management Company believes that yields on commercial mortgage-backed securities are, and will continue to be for the foreseeable future, higher than yields on corporate debt securities of comparable credit ratings and maturities. Capital gain from the disposition of investments is a secondary objective of the Fund.

Unlike an open-end fund, whose shares are bought and sold at their net asset value ("NAV"), shares of most closed-end funds, including the Fund, are listed on a stock exchange where they trade at market value. Closing market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers each day. The Fund's NYSE trading symbol is "PCM." Comparative NAV and market price information about the Fund is published each Monday in The Wall Street Journal and each Saturday in The New York Times and Barron's in a table titled "Closed-End Funds."

The Fund's Dividend Reinvestment Plan (the "Plan") provides automatic reinvestment of dividend and capital gains distributions in additional shares of the Fund. If your shares are registered in your own name, you are already enrolled in the Plan unless you have elected otherwise. Shareholders whose shares are held in the name of a broker or nominee should contact their broker or nominee to request participation in the Plan. All distributions to shareholders who elect not to participate in the Plan will be paid by check mailed directly to the record holder of shares.

The Fund issues a quarterly press release summarizing investment performance and portfolio statistics. Should you wish to receive a copy, please call 800-213-3606 to be placed on the Fund's mailing list.



2
ANNUAL REPORT
December 31, 1999

YEAR IN REVIEW

Market Review

Interest rates rose during the first quarter as continued evidence of strong U.S. economic growth heightened concern that the Federal Reserve would increase the fed funds rate in an effort to combat the prospect of rising inflation. The yield on the 30-year Treasury jumped 0.53%, ending the quarter at 5.62%, near where it was in August 1998 before turbulence in the global financial markets sparked a flight to safety that pushed yields down below 5%.

Rates continued to rise in the second quarter with the yield on the 30-year Treasury bond ending the period at 5.97%, after reaching a high of 6.19%. The Fed raised the federal funds rate by 0.25% to 5.00% at the end of the six-month period and indicated that the move had been driven mainly by a return to normalcy in the U.S. and international financial markets after the global crisis of 1998.


--------------------------------------------------------------------------------
                             TREASURY YIELD CURVES
--------------------------------------------------------------------------------


              12/31/1999    6/30/1999      12/31/1998
3 Mos.             5.312        4.763           4.457
6 Mos.             5.726        5.033           4.539
1 Yr.              5.962        5.051           4.519
2 Yrs.             6.235        5.524           4.533
3 Yrs.              6.27         5.62           4.533
5 Yrs.             6.342        5.649           4.542
10 Yrs.            6.435        5.787           4.646
30 Yrs.            6.479        5.969           5.092








12/31/99
6/30/99
12/31/98

Removal of the Fed's tightening bias came amid encouraging news about inflation. After a surprise jump in the April consumer price index, led by higher energy prices, the CPI was unchanged in May. A reduction in new home sales due to higher borrowing costs suggested the economy might be slowing, reducing inflationary pressure. Economic expansion kept labor markets tight, with unemployment at a 29-year low, but growth in



                                                                               3
                                                                   ANNUAL REPORT
                                                               December 31, 1999
wage costs slowed. Workers were generally willing to accept smaller wage pay increases with inflation subdued and real incomes rising. With goods inflation relatively benign, Fed tightening was aimed more at potential asset bubbles in housing and stock markets, where price gains have lifted consumer confidence to record highs and stimulated increases in consumption that fueled economic growth.



--------------------------------------------------------------------------------
     MOVEMENTS OF CORE CPI DURING THE PAST TWO YEARS
--------------------------------------------------------------------------------
CPI Y/Y Percent Change (%)

                                    [GRAPH]

Dec-1997               1.7
Mar-1998               1.4
Jun-1998               1.7
Sep-1998               1.5
Dec-1998               1.6
Mar-1999               1.7
Jun-1999               2.0
Sep-1999               2.6
Dec-1999               2.7

--------------------------------------------------------------------------------
     MOVEMENTS OF GDP DURING THE PAST TWO YEARS
--------------------------------------------------------------------------------

Annualized Quarterly Percent Change (%)

                                    [GRAPH]

Dec-1997                         3%
Mar-1998                         6%
Jun-1998                         2%
Sep-1998                         4%
Dec-1998                         6%
Mar-1999                         4%
Jun-1999                         2%
Sep-1999                         6%
Dec-1999                         6%

4
ANNUAL REPORT
December 31, 1999

Treasury yields ended the third quarter slightly higher after fluctuating in a 0.40% to 0.50% range as investor sentiment about rates shifted several times. The yield on the 30-year Treasury increased by 0.08% to finish the quarter at 6.05%. The shape of the yield curve was little changed as rates rose in roughly parallel fashion. In an effort to quell the prospect of rising inflation, the Fed raised the fed funds rate to 5.25%. Bond markets took comfort from signs that the Fed rate increases were working to cool the economy and restrain inflation. Growth in jobs and wages slowed in August, which appeared to reduce the risk of wage inflation. Home mortgage rates surged to around 8%, slowing re-financings that had helped fuel the boom in consumer spending.

A considerable worry for investors was the decline of the U.S. dollar, especially versus the Japanese yen, which threatened to boost inflation by pushing up import prices. The dollar's decline stemmed from a record U.S. trade deficit and raised the prospect that international investors may move capital from the U.S. markets to growing Asian and European economies. The strength of the dollar is an important consideration because of the growing percentage of domestic consumption satisfied by imports.

Interest rates moved higher during the fourth quarter, capping the worst year in the bond market since 1994, as investors anticipated that more Fed tightening would be needed to prevent the economy from overheating. Indeed, the Fed raised the fed funds rate by 0.25% to 5.5% in November, taking back the last of three rate cuts from 1998. Treasury yields increased across the maturity range with the yield on the benchmark 30-year Treasury increasing by 0.43% to finish the quarter at 6.48%

Dividends

Despite this environment of rising rates and Fed tightening, the Fund maintained an uninterrupted and constant dividend throughout the year, holding the monthly per share rate steady at $0.09375. In addition, a special dividend of $0.05 per share was declared at year-end from ordinary income accumulated over the year in excess of the Fund's regular monthly distributions. These dividend pay-outs equate to an annualized dividend yield of 9.79% based on the Fund's NYSE trading price as of December 31, 1999.



                                                                               5
                                                                   ANNUAL REPORT
                                                               December 31, 1999

Performance

For the 12-month period ended December 31, 1999, the Fund delivered total return investment performance of 2.44% based on net asset value and a -4.42% return based on its NYSE share price. The Fund's total return based on net asset value outperformed the -0.82% return of the Lehman Brothers Aggregate Bond Index over the fiscal year. Fund performance was helped when S&P, Moody's, Duff & Phelps and Fitch IBCA, four national rating agencies, upgraded several of the Fund's holdings.



--------------------------------------------------------------------------------
     GROWTH OF $10,000 NET INVESTMENT IN THE FUND
--------------------------------------------------------------------------------


                                    [GRAPH]


Growth of $10,000 Net Investment in the Fund

                   Net Asset         NYSE Market        Lehman Brothers
                     Value              Value           Aggregate Bond Index

08/31/1993           10,000             10,000                 10,000
09/30/1993            9,993             10,000                 10,027
10/31/1993           10,014             10,484                 10,065
11/30/1993           10,022              9,767                  9,979
12/31/1993           10,043              9,946                 10,033
01/31/1994           10,131              9,672                 10,169
02/28/1994            9,970              9,399                  9,992
03/31/1994            9,898              9,422                  9,746
04/30/1994            9,786              8,955                  9,668
05/31/1994            9,853              9,328                  9,667
06/30/1994            9,802              9,165                  9,645
07/31/1994            9,893              9,260                  9,837
08/31/1994           10,023              9,547                  9,849
09/30/1994            9,916              9,666                  9,704
10/31/1994            9,803              8,983                  9,695
11/30/1994            9,780              8,690                  9,674
12/31/1994            9,882              8,910                  9,741
01/31/1995           10,068              9,285                  9,934
02/28/1995           10,408              9,663                 10,170
03/31/1995           10,516              9,740                 10,232
04/30/1995           10,739             10,124                 10,375
05/31/1995           11,143             10,408                 10,777
06/30/1995           11,246             10,799                 10,856
07/31/1995           11,166             10,668                 10,831
08/31/1995           11,286             10,852                 10,962
09/30/1995           11,407             10,400                 11,069
10/31/1995           11,631             10,802                 11,213
11/30/1995           11,771             10,775                 11,381
12/31/1995           11,989             10,857                 11,540
01/31/1996           12,122             11,378                 11,617
02/29/1996           11,943             11,682                 11,415
03/31/1996           11,797             11,376                 11,336
04/30/1996           11,844             11,179                 11,272
05/31/1996           11,856             11,038                 11,249
06/30/1996           11,931             11,124                 11,400
07/31/1996           12,134             11,714                 11,431
08/31/1996           12,219             11,917                 11,412
09/30/1996           12,379             11,771                 11,611
10/31/1996           12,697             12,154                 11,868
11/30/1996           12,990             12,421                 12,072
12/31/1996           13,003             12,438                 11,959
01/31/1997           12,968             12,771                 11,996
02/28/1997           13,144             12,618                 12,026
03/31/1997           13,099             12,894                 11,892
04/30/1997           13,287             13,048                 12,070
05/31/1997           13,554             13,142                 12,185
06/30/1997           13,695             13,799                 12,329
07/31/1997           14,024             13,956                 12,662
08/31/1997           13,939             14,051                 12,554
09/30/1997           14,193             14,083                 12,739
10/31/1997           14,297             14,051                 12,924
11/30/1997           14,342             14,472                 12,983
12/31/1997           14,468             14,479                 13,114
01/31/1998           14,607             14,644                 13,282
02/28/1998           14,694             15,010                 13,272
03/31/1998           14,740             14,909                 13,318
04/30/1998           14,723             14,943                 13,387
05/31/1998           14,971             14,705                 13,514
06/30/1998           15,265             14,876                 13,629
07/31/1998           15,387             15,324                 13,658
08/31/1998           15,380             15,359                 13,880
09/30/1998           15,559             15,114                 14,205
10/31/1998           15,475             14,939                 14,130
11/30/1998           15,480             15,186                 14,210
12/31/1998           15,528             15,907                 14,253
01/31/1999           15,668             15,943                 14,355
02/28/1999           15,559             15,688                 14,104
03/31/1999           15,712             15,505                 14,182
04/30/1999           15,832             15,542                 14,227
05/31/1999           15,790             15,727                 14,103
06/30/1999           15,654             16,439                 14,058
07/31/1999           15,776             16,100                 13,998
08/31/1999           15,840             15,910                 13,991
09/30/1999           15,808             15,566                 14,153
10/31/1999           15,753             15,681                 14,205
11/30/1999           15,878             14,788                 14,204
12/31/1999           15,907             15,203                 14,136

     The line graph depicts the value of a net $10,000 investment made at the Fund's inception on September 2, 1993 and held through December 31, 1999, compared to the Lehman Brothers Aggregate Bond Index, an unmanaged market index. Investment performance assumes the reinvestment of dividends and capital gains distributions, if any. The Fund's NYSE Market Value performance does not reflect the effect of sales loads or broker commissions. The performance data quoted represents past performance. Investment return and share value will fluctuate so that Fund shares, when sold, may be worth more or less than their original cost.



--------------------------------------------------------------------------------
INVESTMENT PERFORMANCE FOR THE PERIODS ENDED 12/31/1999
--------------------------------------------------------------------------------

                                                                         Since
                                                                       Inception
                                         1 Year    3 Years*   5 Years*  9/2/93*
--------------------------------------------------------------------------------
Fund Net Asset Value                     2.44%      6.95%      9.99%     7.61%

Fund NYSE Market Value                   -4.42%     6.92%      11.28%    6.84%

Lehman Brothers
Aggregate Bond Index                     -0.82%     5.73%      7.73%     N/A

* Average annual total return

6
ANNUAL REPORT
December 31, 1999

The Fund's NYSE share price performance lagged the Fund's return based on net asset value due to a significant widening of the Fund's trading discount over the year. The Fund began the year with a premium to net asset value of 0.07% and closed the year at a discount of 6.90%. Towards the end of the year, the Fund experienced a discount to net asset value that reached a wide of more than 12% in mid-December as concerns about potential inflation permeated the marketplace.



--------------------------------------------------------------------------------
PREMIUM/(DISCOUNT) TO NET ASSET VALUE
--------------------------------------------------------------------------------


                                    [GRAPH]


PCM
Premium/(Discount) to
Net Asset Value
31-Dec-97           -2.09%
8-Jan-98            -2.27%
15-Jan-98            0.64%
22-Jan-98           -0.11%
29-Jan-98           -0.89%
5-Feb-98            -0.87%
12-Feb-98           -1.15%
19-Feb-98            0.71%
26-Feb-98            0.89%
5-Mar-98             0.05%
12-Mar-98           -1.03%
19-Mar-98           -0.36%
26-Mar-98            0.23%
2-Apr-98             0.73%
9-Apr-98            -1.55%
16-Apr-98           -0.14%
23-Apr-98           -2.23%
30-Apr-98           -0.65%
7-May-98            -4.57%
14-May-98           -2.85%
21-May-98           -2.30%
28-May-98           -3.36%
4-Jun-98            -3.85%
11-Jun-98           -3.91%
18-Jun-98           -3.54%
25-Jun-98           -4.25%
2-Jul-98            -3.44%
9-Jul-98            -3.95%
16-Jul-98           -3.07%
23-Jul-98           -2.84%
30-Jul-98           -2.08%
6-Aug-98            -3.24%
13-Aug-98           -3.74%
20-Aug-98           -4.32%
27-Aug-98           -1.39%
3-Sep-98            -2.18%
10-Sep-98           -3.47%
17-Sep-98           -3.54%
24-Sep-98           -5.57%
1-Oct-98            -3.85%
8-Oct-98           -12.43%
15-Oct-98           -8.68%
22-Oct-98           -6.00%
29-Oct-98           -5.60%
5-Nov-98            -3.81%
12-Nov-98           -4.33%
19-Nov-98           -4.36%
27-Nov-98           -3.88%
3-Dec-98            -3.92%
10-Dec-98           -3.09%
17-Dec-98           -3.74%
24-Dec-98           -2.54%
31-Dec-98            0.15%
7-Jan-99            -2.27%
14-Jan-99           -0.82%
21-Jan-99           -1.41%
28-Jan-99           -0.98%
4-Feb-99            -0.22%
11-Feb-99           -0.91%
18-Feb-99           -2.06%
25-Feb-99           -1.44%
4-Mar-99            -2.21%
11-Mar-99           -0.81%
18-Mar-99           -0.86%
25-Mar-99           -0.55%
1-Apr-99            -2.65%
8-Apr-99            -2.09%
15-Apr-99           -3.60%
22-Apr-99           -3.60%
29-Apr-99           -3.95%
6-May-99            -3.88%
13-May-99           -3.88%
20-May-99           -4.06%
27-May-99           -2.24%
3-Jun-99            -1.73%
10-Jun-99           -0.02%
17-Jun-99           -0.19%
24-Jun-99            1.05%
1-Jul-99             1.35%
8-Jul-99             3.55%
15-Jul-99           -0.65%
22-Jul-99           -1.88%
29-Jul-99           -0.77%
5-Aug-99             0.15%
12-Aug-99           -1.84%
19-Aug-99           -1.56%
26-Aug-99           -1.61%
2-Sep-99            -1.54%
9-Sep-99            -0.97%
16-Sep-99           -2.21%
23-Sep-99           -3.85%
30-Sep-99           -3.92%
7-Oct-99            -5.61%
16-Oct-99           -6.56%
21-Oct-99           -7.65%
28-Oct-99           -3.70%
4-Nov-99            -5.94%
11-Nov-99           -5.13%
18-Nov-99           -6.01%
24-Nov-99           -8.80%
2-Dec-99            -9.27%
9-Dec-99           -11.54%
16-Dec-99          -11.19%
23-Dec-99          -12.02%
30-Dec-99           -7.76%
31-Dec-99           -6.90%

CMBS Issuance

Rising interest rates have had the positive effect of sustaining existing CMBS by limiting issuance of new securities. New issuance of CMBS declined from $80.0 billion in 1998 to $66.0 billion in 1999, representing a 17.5% decrease. The decline in issuance was directly attributable to the slowdown in commercial-mortgage originations. The expectation of higher rates caused many borrowers who did not need to refinance to sit on the sidelines. In addition, there was a slowdown in REIT acquisition activity due to capital constraints. The overall effect of this decline in issuance has resulted in relatively smaller deals involving more traditional property types as well as more single borrower transactions.



--------------------------------------------------------------------------------
COMMERCIAL MORTGAGE-BACKED SECURITIES ISSUANCE
(dollars in billions)
--------------------------------------------------------------------------------

                                    [GRAPH]

Year           Issuance
----------   -------------
1990                   5.6
1991                   8.6
1992                  14.4
1993                  17.4
1994                  20.1
1995                  18.8
1996                  30.2
1997                  44.0
1998                  80.0
1999                  66.0

                                                                               7
                                                                   ANNUAL REPORT
                                                               December 31, 1999

Credit Spreads

Yield spreads between CMBS and ten-year Treasuries decreased over the fourth quarter with spreads on both A-rated and BBB-rated CMBS declining 0.30% as concerns over supply and Y2K diminished. Supply in all spread sectors (CMBS, MBS, ABS and Corporates) reached a peak late in the summer as issuers rushed to the market before year-end. This supply/demand imbalance caused a dramatic widening of spreads across the credit spectrum. However, it became increasingly clear that CMBS issuers and servicers were well prepared for Y2K and that the widening in spreads was unwarranted given the improving fundamentals and decline in commercial mortgage delinquencies to 30 year lows (0.5%).




--------------------------------------------------------------------------------
     COMPARATIVE CHANGES IN YIELD SPREADS OVER 10-YEAR TREASURIES*
--------------------------------------------------------------------------------


                                    [GRAPH]

Rating                     31-Dec-96   31-Mar-97   30-Jun-97   30-Sep-97   31-Dec-97   31-Mar-98   30-Jun-98
AA - Rated CMBS                   80          72          67          69          90          88          96
BBB - Rated CMBS                 115         100          86          89         130         140         140
AA - Rated Corporates             40          46          40          37          50          65          67
BBB - Rated Corporates            88          85          75          72          88         105         111

Rating                     30-Sep-98      31-Dec-98      31-Mar-99     30-Jun-99     30-Sep-99       31-Dec-99
AA - Rated CMBS                  155            161            135           140           160             140
BBB - Rated CMBS                 240            285            240           200           245             215
AA - Rated Corporates             75             68             82            89            94              81
BBB - Rated Corporates           162            171            150           155           159             173

     *7 to 10 year U.S. Treasury Bonds as of December 31, 1999

8
ANNUAL REPORT
December 31, 1999

Quality Ratings

Throughout the 12-month period, the portfolio's average quality has revolved around a BBB rating. We regularly scrutinize and evaluate every portfolio holding in an effort to assure that each security retains healthy characteristics and that each remains a viable holding in relation to the portfolio. We also focus our security selection process on the potential that a particular bond may be upgraded in the future. As highlighted below, this strategy was rewarded over the course of the 12-month period.


--------------------------------------------------------------------------------
UPGRADED SECURITIES DURING THE PAST 12 MONTHS
--------------------------------------------------------------------------------

                                               New     Prior            Rating    % of Net
Security Description                        Rating    Rating           Service      Assets
------------------------------------------------------------------------------------------
Aetna Commercial Trust
  7.100% due 12/26/2030                        AA+        AA             Fitch        0.7%

CBAMortgage Corp.
  6.670% due 12/25/2003                         AA       BBB     Duff & Phelps        0.3%

Federal Deposit Insurance Corp.
  6.630% due 11/25/2026                        Aa2        A2           Moody's        0.9%

First Boston Mortgage Securities Corp.
  6.907% due 1/25/2028                         AAA        A1           Moody's        0.5%
  8.012% due 11/25/2027                    AA+/AA-       BBB         S&P/Fitch        0.4%

Merrill Lynch Mortgage
  7.681% due 6/15/2021                        Baa2      Baa3           Moody's        0.5%
  8.429% due 4/25/2023                         Aa2      Baa1           Moody's        3.4%
  9.418% due 11/25/2020                          A       BB+     Duff & Phelps        1.7%

Morgan Stanley Capital
  7.000% due 02/15/2005                          A       BBB             Fitch        1.4%

NB Commercial Mortgage
  8.031% due 10/20/2023                        AA+         A             Fitch        0.3%
  8.730% due 10/20/2023                       BBB+       BBB             Fitch        0.7%

Structured Asset Securities Corp.
  7.750% due 2/25/2028                      A+/BBB   BBB/BB+         Fitch/S&P        2.6%
                                                                                    -------
                                                                                     13.4%


    ----------------------------------------------------------------------------
       PORTFOLIO COMPOSITION
       By Quality Rating*
    ----------------------------------------------------------------------------

                                    [GRAPH]

AAA                   24.4%
AA                    11.6%
A                     10.0%
BBB                   26.0%
BB                    10.7%
B                      9.2%





     * As rated by Standard & Poor's or the equivalent by Moody's, Duff & Phelps or Fitch IBCA

                                                                               9
                                                                   ANNUAL REPORT
                                                               December 31, 1999

Geographic Distribution

The geographic distribution of the Fund's investment portfolio did not change significantly over the 12-month period ended December 31, 1999. While loans on properties in nearly every state are held in the portfolio, the three largest contributors, California, Texas and Florida remained unchanged. This is consistent with the Fund's low turnover rate that limits significant shifts in portfolio composition. It also reflects the overall diversity of CMBS issuance which is closely linked to commercial development.

Sector Allocations

The Fund features its greatest sector concentrations in multi-class and multi-family CMBS. Multi-class CMBS provides diversification benefits and multi-family CMBS is selected due to the traditional and stable nature of the property type. Over the past several years, real estate fundamentals have remained solid with all sectors performing relatively well. We do not see any major change in the near term, however, we will continue to monitor the portfolio with regards to changes in the real estate market and make adjustments when appropriate.



    ----------------------------------------------------------------------------
       Portfolio Composition
       By Commercial Mortgage Type
    ----------------------------------------------------------------------------

              [GRAPH]

Multi-Class*               29.0%
Multi-Family               27.1%
Healthcare                 18.0%
Hospitality                10.2%
Commercial Paper            4.4%
Retail                      1.3%
Gaming                      0.2%
Other                       9.8%



* A mix of all type of commercial properties



CMBS and e-commerce

Online sales are bound to profoundly change the face of retailing and put pressure on the value of retail properties. The history of retailing is one of change in which every retail concept and success is constantly challenged by new consumer patterns and competition. It is likely that some retailers will rise to the challenge and successfully use a "clicks and mortar" combination of online retailing with traditional retail space to expand sales. Given the weighting of retail properties in most new CMBS securitizations (~30%), the effects of e-commerce on specific retailers warrants caution and close scrutiny.

It is worth noting that while e-commerce will have negative effects on some retailing properties, it has so far benefited other property types. In particular, there has been a dramatic rise in the need for more office space from new dot.coms as well as the need for new industrial storage facilities to warehouse and distribute products.

10
ANNUAL REPORT
December 31, 1999

Market Outlook

We anticipate that U.S. economic growth will slow modestly over the next nine months but remain solid. Growth is likely to be stronger in the first half of 2000 as widespread Y2K disruptions have not materialized and strong stock and housing markets will support high levels of consumer spending. Resurgent economies in Europe and Asia will help sustain growth by absorbing more U.S. exports. However, a couple of factors threaten to slow growth in the second half of the year. Non-U.S. investors, who enjoy increasingly attractive investment opportunities elsewhere in the world, could require higher U.S. interest rates to continue financing the widening U.S. trade deficit. In addition, consumers could begin to moderate their spending if the surging equity market cools off, thereby reversing the recent trend of a declining savings rate.

Inflation increased modestly in recent months as deflationary forces such as falling commodity prices and a strong dollar began to reverse themselves. Inflation will continue to trend upward because economic growth will reduce the supply of available workers and heighten the risk of accelerating wage increases. In addition, import prices will rise because capital outflows to faster growing economies will weaken the U.S. dollar. Finally, stronger economies in Europe and Asia have led to rising commodity prices, the effects of which will continue to work their way through the economy.

While there will be upward pressure on interest rates in response to rising inflation, rates are unlikely to move far above the top of our secular range because inflation will remain relatively benign. Several factors will help contain increases in inflation. First, we expect that the Fed will tighten at least once more during the first half of 2000 to cool the economy. In addition, strong productivity gains will hold down increases in unit labor costs, while relatively low capacity utilization will limit producers' ability to pass on wage increases.

Yield enhancement with limited credit risk will continue to offer better opportunities for outperformance than interest rate strategies in a low-volatility rate environment.



    ----------------------------------------------------------------------------
       30 Year and 3 Month Treasury Yields
    ----------------------------------------------------------------------------

                                    [GRAPH]


 MONTHLY          3 Month Treasury Bill       30 Year Treasury
Jun-1979                          9.045                  8.920
Jul-1979                          9.262                  8.930
Aug-1979                          9.450                  8.980
Sep-1979                         10.182                  9.170
Oct-1979                         11.472                  9.850
Nov-1979                         11.868                 10.300
Dec-1979                         12.071                 10.120
Jan-1980                         12.036                 10.600
Feb-1980                         12.814                 12.130
Mar-1980                         15.526                 12.340
Apr-1980                         14.003                 11.400
May-1980                          9.150                 10.360
Jun-1980                          6.995                  9.810
Jul-1980                          8.126                 10.240
Aug-1980                          9.259                 11.000
Sep-1980                         10.321                 11.340
Oct-1980                         11.580                 11.590
Nov-1980                         13.888                 12.370
Dec-1980                         15.661                 11.980
Jan-1981                         14.724                 12.280
Feb-1981                         14.905                 12.970
Mar-1981                         13.478                 12.650
Apr-1981                         13.635                 13.650
May-1981                         16.295                 13.060
Jun-1981                         14.557                 13.300
Jul-1981                         14.699                 13.960
Aug-1981                         15.612                 14.780
Sep-1981                         14.951                 15.190
Oct-1981                         13.873                 14.360
Nov-1981                         11.269                 12.910
Dec-1981                         10.926                 13.650
Jan-1982                         12.412                 13.910
Feb-1982                         13.780                 13.830
Mar-1982                         12.493                 13.680
Apr-1982                         12.821                 13.390
May-1982                         12.148                 13.390
Jun-1982                         12.108                 13.910
Jul-1982                         11.914                 13.420
Aug-1982                          9.006                 12.500
Sep-1982                          8.196                 11.790
Oct-1982                          7.750                 11.010
Nov-1982                          8.042                 10.700
Dec-1982                          8.013                 10.430
Jan-1983                          7.810                 10.990
Feb-1983                          8.130                 10.510
Mar-1983                          8.304                 10.690
Apr-1983                          8.252                 10.380
May-1983                          8.185                 10.960
Jun-1983                          8.820                 10.980
Jul-1983                          9.120                 11.820
Aug-1983                          9.390                 11.930
Sep-1983                          9.050                 11.410
Oct-1983                          8.710                 11.790
Nov-1983                          8.710                 11.640
Dec-1983                          8.960                 11.870
Jan-1984                          8.930                 11.750
Feb-1984                          9.030                 12.170
Mar-1984                          9.440                 12.480
Apr-1984                          9.690                 12.840
May-1984                          9.900                 13.740
Jun-1984                          9.940                 13.640
Jul-1984                         10.130                 12.770
Aug-1984                         10.490                 12.510
Sep-1984                         10.410                 12.250
Oct-1984                          9.970                 11.560
Nov-1984                          8.790                 11.530
Dec-1984                          8.160                 11.530
Jan-1985                          7.760                 11.210
Feb-1985                          8.220                 11.880
Mar-1985                          8.570                 11.640
Apr-1985                          8.000                 11.460
May-1985                          7.560                 10.560
Jun-1985                          7.010                 10.440
Jul-1985                          7.050                 10.660
Aug-1985                          7.180                 10.470
Sep-1985                          7.080                 10.560
Oct-1985                          7.170                 10.250
Nov-1985                          7.200                  9.840
Dec-1985                          7.070                  9.270
Jan-1986                          7.040                  9.320
Feb-1986                          7.030                  8.280
Mar-1986                          6.590                  7.440
Apr-1986                          6.060                  7.450
May-1986                          6.120                  7.750
Jun-1986                          6.210                  7.230
Jul-1986                          5.840                  7.420
Aug-1986                          5.570                  7.200
Sep-1986                          5.190                  7.590
Oct-1986                          5.180                  7.610
Nov-1986                          5.350                  7.400
Dec-1986                          5.490                  7.490
Jan-1987                          5.450                  7.470
Feb-1987                          5.590                  7.460
Mar-1987                          5.560                  7.910
Apr-1987                          5.760                  8.440
May-1987                          5.750                  8.640
Jun-1987                          5.690                  8.490
Jul-1987                          5.780                  8.900
Aug-1987                          6.000                  9.150
Sep-1987                          6.320                  9.740
Oct-1987                          6.400                  9.030
Nov-1987                          5.810                  9.100
Dec-1987                          5.800                  8.980
Jan-1988                          5.900                  8.420
Feb-1988                          5.690                  8.340
Mar-1988                          5.690                  8.760
Apr-1988                          5.920                  9.100
May-1988                          6.270                  9.240
Jun-1988                          6.500                  8.910
Jul-1988                          6.730                  9.210
Aug-1988                          7.020                  9.300
Sep-1988                          7.230                  9.050
Oct-1988                          7.340                  8.740
Nov-1988                          7.680                  9.070
Dec-1988                          8.090                  8.990
Jan-1989                          8.290                  8.820
Feb-1989                          8.480                  9.110
Mar-1989                          8.830                  9.090
Apr-1989                          8.700                  8.930
May-1989                          8.400                  8.600
Jun-1989                          8.220                  8.040
Jul-1989                          7.920                  7.920
Aug-1989                          7.910                  8.200
Sep-1989                          7.720                  8.240
Oct-1989                          7.590                  7.910
Nov-1989                          7.650                  7.890
Dec-1989                          7.640                  7.980
Jan-1990                          7.640                  8.450
Feb-1990                          7.760                  8.540
Mar-1990                          7.870                  8.630
Apr-1990                          7.780                  8.990
May-1990                          7.780                  8.580
Jun-1990                          7.740                  8.400
Jul-1990                          7.660                  8.410
Aug-1990                          7.440                  8.980
Sep-1990                          7.380                  8.950
Oct-1990                          7.190                  8.760
Nov-1990                          7.070                  8.490
Dec-1990                          6.810                  8.250
Jan-1991                          6.300                  8.200
Feb-1991                          5.950                  8.200
Mar-1991                          5.910                  8.250
Apr-1991                          5.670                  8.180
May-1991                          5.510                  8.270
Jun-1991                          5.600                  8.410
Jul-1991                          5.580                  8.340
Aug-1991                          5.390                  8.060
Sep-1991                          5.250                  7.810
Oct-1991                          5.030                  7.910
Nov-1991                          4.600                  7.940
Dec-1991                          4.120                  7.400
Jan-1992                          3.800                  7.760
Feb-1992                          3.840                  7.790
Mar-1992                          4.040                  7.960
Apr-1992                          3.750                  8.040
May-1992                          3.630                  7.840
Jun-1992                          3.660                  7.780
Jul-1992                          3.210                  7.460
Aug-1992                          3.130                  7.410
Sep-1992                          2.910                  7.380
Oct-1992                          2.860                  7.630
Nov-1992                          3.130                  7.600
Dec-1992                          3.220                  7.400
Jan-1993                          3.060                  7.200
Feb-1993                          2.930                  6.900
Mar-1993                          2.950                  6.930
Apr-1993                          2.870                  6.930
May-1993                          2.960                  6.980
Jun-1993                          3.070                  6.670
Jul-1993                          3.040                  6.560
Aug-1993                          3.020                  6.090
Sep-1993                          2.950                  6.030
Oct-1993                          3.020                  5.970
Nov-1993                          3.100                  6.300
Dec-1993                          3.060                  6.350
Jan-1994                          2.980                  6.240
Feb-1994                          3.250                  6.660
Mar-1994                          3.500                  7.090
Apr-1994                          3.680                  7.310
May-1994                          4.140                  7.430
Jun-1994                          4.140                  7.610
Jul-1994                          4.330                  7.400
Aug-1994                          4.480                  7.450
Sep-1994                          4.760                  7.820
Oct-1994                          4.950                  7.970
Nov-1994                          5.290                  8.000
Dec-1994                          5.600                  7.880
Jan-1995                          5.710                  7.700
Feb-1995                          5.770                  7.440
Mar-1995                          5.730                  7.430
Apr-1995                          5.650                  7.340
May-1995                          5.670                  6.650
Jun-1995                          5.470                  6.620
Jul-1995                          5.420                  6.850
Aug-1995                          5.400                  6.650
Sep-1995                          5.280                  6.500
Oct-1995                          5.490                  6.330
Nov-1995                          5.470                  6.130
Dec-1995                          5.080                  5.950
Jan-1996                          5.050                  6.030
Feb-1996                          5.030                  6.470
Mar-1996                          5.140                  6.670
Apr-1996                          5.150                  6.910
May-1996                          5.180                  6.990
Jun-1996                          5.160                  6.870
Jul-1996                          5.310                  6.970
Aug-1996                          5.280                  7.120
Sep-1996                          5.030                  6.920
Oct-1996                          5.150                  6.640
Nov-1996                          5.130                  6.350
Dec-1996                          5.170                  6.640
Jan-1997                          5.150                  6.790
Feb-1997                          5.220                  6.800
Mar-1997                          5.320                  7.100
Apr-1997                          5.230                  7.140
May-1997                          4.940                  6.910
Jun-1997                          5.170                  6.740
Jul-1997                          5.230                  6.450
Aug-1997                          5.220                  6.610
Sep-1997                          5.100                  6.400
Oct-1997                          5.200                  6.150
Nov-1997                          5.200                  6.050
Dec-1997                          5.350                  5.920
Jan-1998                          5.183                  5.805
Feb-1998                          5.308                  5.919
Mar-1998                          5.125                  5.932
Apr-1998                          4.978                  5.951
May-1998                          5.007                  5.803
Jun-1998                          5.093                  5.626
Jul-1998                          5.080                  5.714
Aug-1998                          4.830                  5.256
Sep-1998                          4.356                  4.965
Oct-1998                          4.323                  5.150
Nov-1998                          4.488                  5.072
Dec-1998                          4.457                  5.092
Jan-1999                          4.457                  5.091
Feb-1999                          4.664                  5.575
Mar-1999                          4.470                  5.621
Apr-1999                          4.530                  5.661
May-1999                          5.007                  5.803
Jun-1999                          4.763                  5.969
Jul-1999                          4.740                  6.103
Aug-1999                          4.961                  6.067
Sep-1999                          4.846                  6.053
Oct-1999                          5.083                  6.161
Nov-1999                          5.295                  6.289
Dec-1999                          5.312                  6.479


                                                                              11
                                                                   ANNUAL REPORT
                                                               December 31, 1999

FINANCIAL HIGHLIGHTS

                                                            ------------------   ------------------  ------------------
                                                            For the year ended   For the year ended  For the year ended
Selected Per Share Data:                                    December 31, 1999    December 31, 1998   December 31, 1997
                                                            ------------------   ------------------  ------------------

Net asset value, beginning of period                        $       13.74        $       13.97       $       13.71
----------------------------------------------------------  ------------------   ------------------  ------------------
   Net investment income                                             1.08                 1.24                1.20
----------------------------------------------------------  ------------------   ------------------  ------------------
   Net realized and unrealized gain (loss) on investments           (0.75)               (0.25)               0.29
----------------------------------------------------------  ------------------   ------------------  ------------------
Total from investment operations                                     0.33                 0.99                1.49
----------------------------------------------------------  ------------------   ------------------  ------------------
Less dividends from net investment income                           (1.18)               (1.22)              (1.23)
----------------------------------------------------------  ------------------   ------------------  ------------------
Net asset value, end of period                              $       12.89        $       13.74       $       13.97
==========================================================  ==================   ==================  ==================

Per share market value, end of period                       $       12.00        $       13.75       $       13.69
==========================================================  ==================   ==================  ==================

Total investment return
----------------------------------------------------------  ------------------   ------------------  ------------------
   Per share market value (a)                                       (4.42)%               9.86%              16.40%
----------------------------------------------------------  ------------------   ------------------  ------------------
   Per share net asset value (b)                                     2.44%                7.33%              11.27%
----------------------------------------------------------  ------------------   ------------------  ------------------

Ratios to average net assets
----------------------------------------------------------  ------------------   ------------------  ------------------
   Operating expenses (excluding interest expense)                   1.01%                0.99%               0.97%
----------------------------------------------------------  ------------------   ------------------  ------------------
   Total operating expenses                                          3.16%                3.61%               3.69%
----------------------------------------------------------  ------------------   ------------------  ------------------
   Net investment income                                             7.97%                8.81%               8.63%
----------------------------------------------------------  ------------------   ------------------  ------------------

Supplemental data
----------------------------------------------------------  ------------------   ------------------  ------------------
   Net assets, end of period (amounts in thousands)         $     141,860        $     151,222       $     153,803
----------------------------------------------------------  ------------------   ------------------  ------------------
   Amount of borrowings outstanding, end of period (in
    thousands)                                              $      52,233        $      59,990       $      74,688
----------------------------------------------------------  ------------------   ------------------  ------------------
   Asset coverage ratio (c)                                           372%                 352%                306%
----------------------------------------------------------  ------------------   ------------------  ------------------
   Portfolio turnover rate                                           1.86%                7.92%               8.74%
----------------------------------------------------------  ------------------   ------------------  ------------------


                                                            ------------------  ------------------
                                                            For the year ended  For the year ended
Selected Per Share Data:                                    December 31, 1996   December 31, 1995
                                                            ------------------  ------------------

Net asset value, beginning of period                        $       13.84       $      12.41
----------------------------------------------------------  ------------------   ------------------
   Net investment income                                             1.23               1.16
----------------------------------------------------------  ------------------   ------------------
   Net realized and unrealized gain (loss) on investments           (0.13)              1.40
----------------------------------------------------------  ------------------   ------------------
Total from investment operations                                     1.10               2.56
----------------------------------------------------------  ------------------   ------------------
Less dividends from net investment income                           (1.23)             (1.13)
----------------------------------------------------------  ------------------   ------------------
Net asset value, end of period                              $       13.71       $      13.84
==========================================================  ==================   ==================

Per share market value, end of period                       $       12.88       $      12.38
==========================================================  ==================   ==================

Total investment return
----------------------------------------------------------  ------------------   ------------------
   Per share market value (a)                                       14.57%             21.86%
----------------------------------------------------------  ------------------   ------------------
   Per share net asset value (b)                                     8.45%             21.33%
----------------------------------------------------------  ------------------   ------------------

Ratios to average net assets
----------------------------------------------------------  ------------------   ------------------
   Operating expenses (excluding interest expense)                   0.99%              1.04%
----------------------------------------------------------  ------------------   ------------------
   Total operating expenses                                          3.60%              3.94%
----------------------------------------------------------  ------------------   ------------------
   Net investment income                                             9.08%              8.93%
----------------------------------------------------------  ------------------   ------------------

Supplemental data
----------------------------------------------------------  ------------------   ------------------
   Net assets, end of period (amounts in thousands)         $     150,929       $    152,375
----------------------------------------------------------  ------------------   ------------------
   Amount of borrowings outstanding, end of period
    (in thousands)                                          $      69,850       $     67,134
----------------------------------------------------------  ------------------   ------------------
   Asset coverage ratio (c)                                           316%               327%
----------------------------------------------------------  ------------------   ------------------
   Portfolio turnover rate                                          35.98%             47.79%
----------------------------------------------------------  ------------------   ------------------

(a) Total investment return on market value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in market price per share. Total investment returns exclude the effects of sales loads.
(b) Total investment return on net asset value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share.
(c) Represents net assets, plus borrowings, at end of period divided by borrowings outstanding at end of period.

12
ANNUAL REPORT
December 31, 1999

STATEMENT OF ASSETS AND LIABILITIES
                                                               -----------------
Amounts in thousands, except per share amounts                 December 31, 1999
                                                               -----------------
Assets:
Investments in securities, at market value
(Identified cost: $202,692)                                    $        194,041
-------------------------------------------------------------  ----------------
Cash                                                                        165
-------------------------------------------------------------  ----------------
Interest receivable                                                       2,180
-------------------------------------------------------------  ----------------
Paydown receivable                                                          988
-------------------------------------------------------------  ----------------
Other assets                                                                115
-------------------------------------------------------------  ----------------

  Total assets                                                 $        197,489
=============================================================  ================

Liabilities:
Reverse repurchase agreements                                  $         52,233
-------------------------------------------------------------  ----------------
Payable for investments purchased                                         1,437
-------------------------------------------------------------  ----------------
Dividends payable                                                         1,583
-------------------------------------------------------------  ----------------
Accrued investment manager's fee                                            259
-------------------------------------------------------------  ----------------
Accrued administrator's fee                                                  36
-------------------------------------------------------------  ----------------
Accrued trustees' fee                                                        54
-------------------------------------------------------------  ----------------
Other liabilities                                                            27
-------------------------------------------------------------  ----------------
Total liabilities                                              $         55,629
=============================================================  ================

Net assets applicable to outstanding stock                     $        141,860
=============================================================  ================

Net Assets consist of:
Capital stock - authorized 300 million shares,
  $.001 par value; outstanding 11,009,587 shares               $             11
-------------------------------------------------------------  ----------------
Additional paid-in capital                                              152,272
-------------------------------------------------------------  ----------------
Accumulated net investment loss                                            (817)
-------------------------------------------------------------  ----------------
Accumulated net realized loss from investments                             (955)
-------------------------------------------------------------  ----------------
Net unrealized depreciation of investments                               (8,651)
-------------------------------------------------------------  ----------------
                                                               $        141,860
=============================================================  ================
Net asset value per share outstanding                          $          12.89
=============================================================  ================


STATEMENT OF OPERATIONS
                                                              ------------------
                                                              For the year ended
Amounts in thousands                                           December 31, 1999
                                                              ------------------
Interest income                                                $         16,453
=============================================================  ================

Expenses:
Interest expense                                                          3,176
-------------------------------------------------------------  ----------------
Investment manager fee                                                    1,062
-------------------------------------------------------------  ----------------
Administration fee                                                          146
-------------------------------------------------------------  ----------------
Custodian and accounting fee                                                 67
-------------------------------------------------------------  ----------------
Directors' fee                                                               91
-------------------------------------------------------------  ----------------
Proxy expense                                                                18
-------------------------------------------------------------  ----------------
Legal fee                                                                     5
-------------------------------------------------------------  ----------------
Audit fee                                                                    15
-------------------------------------------------------------  ----------------
Other expenses                                                               92
-------------------------------------------------------------  ----------------
  Total expenses                                                          4,672
=============================================================  ================
Net investment income                                          $         11,781
=============================================================  ================

Net realized and unrealized gain (loss):
Net realized gain on investments                                             66
-------------------------------------------------------------  ----------------
Unrealized depreciation on investments                                   (8,307)
-------------------------------------------------------------  ----------------

  Net loss on investments                                      $         (8,241)
-------------------------------------------------------------  ----------------

Net increase in assets resulting from operations               $          3,540
=============================================================  ================
                                                                              13
                                                                   ANNUAL REPORT
                                                               December 31, 1999

STATEMENT OF CHANGES IN NET ASSETS

                                               ------------------   ------------------
                                               For the year ended   For the year ended
Amounts in thousands                            December 31, 1999    December 31, 1998
                                               ------------------   ------------------
Increase (Decrease) in Net Assets from:


Operations:
Net investment income                           $        11,781      $        13,664
----------------------------------------------  ---------------      ---------------
Net realized gain on investments                             66                  785
----------------------------------------------  ---------------      ---------------
Unrealized depreciation on investments                   (8,307)              (3,546)
----------------------------------------------  ---------------      ---------------
Net increase resulting from operations                    3,540               10,903
----------------------------------------------  ---------------      ---------------

Distributions to Shareholders from:
From net investment income                              (12,934)             (13,484)
----------------------------------------------  ---------------      ---------------

Fund Share Transactions:
Issued as reinvestment of distributions
  (2,418 and 0 shares, respectively)                         32                    0
----------------------------------------------  ---------------      ---------------

Total Decrease in Net Assets                             (9,362)              (2,581)
==============================================  ===============      ===============


Net Assets
Beginning of year                                       151,222              153,803
----------------------------------------------  ---------------      ---------------
End of year*                                    $       141,860      $       151,222
----------------------------------------------  ---------------      ---------------

* Including undistributed (overdistributed)
   net investment income of:                    $          (817)     $           232
----------------------------------------------  ---------------      ---------------


STATEMENT OF CASH FLOWS

                                                              ------------------
                                                              For the year ended
Amounts in thousands                                           December 31, 1999
                                                              ------------------

Net increase in net assets resulting from operations          $           3,540
============================================================  =================


Adjustments to reconcile to net cash provided
  from operating activities:
Decrease in interest receivable                                             316
------------------------------------------------------------  -----------------
Amortization of premium and discount, net                                  (332)
------------------------------------------------------------  -----------------
Increase in accrued expenses                                                158
------------------------------------------------------------  -----------------
Decrease in other assets                                                      5
------------------------------------------------------------  -----------------
Net loss on investments                                                  (8,241)
------------------------------------------------------------  -----------------
   Total adjustments                                                      8,388
------------------------------------------------------------  -----------------
Net cash provided from operating activities                              11,928
------------------------------------------------------------  -----------------

Investing activities:
Purchase of long-term portfolio investments                             (19,339)
------------------------------------------------------------  -----------------
Proceeds from disposition of long-term portfolio
  investments                                                            35,969
------------------------------------------------------------  -----------------
Purchase of short-term portfolio investments, net                        (7,159)
------------------------------------------------------------  -----------------
Net cash provided from investing activities                               9,473
------------------------------------------------------------  -----------------

Financing activities*:
Cash dividends paid                                                     (13,485)
------------------------------------------------------------  -----------------
Net decrease in reverse repurchase agreements                            (7,757)
------------------------------------------------------------  -----------------
Net cash used in financing activities                                   (21,242)
------------------------------------------------------------  -----------------

Net increase in cash:                                                       159
------------------------------------------------------------  -----------------

Cash at beginning of year                                                     6
------------------------------------------------------------  -----------------
Cash at end of year                                           $             165
============================================================  =================

* Cash paid for interest for the year ended December 31,1999, amounted to $2,249.

14
ANNUAL REPORT
December 31, 1999

SCHEDULE OF INVESTMENTS

                                                        Principal
                                                           Amount          Value
                                                           (000s)         (000s)
--------------------------------------------------------------------------------
COMMERCIAL MORTGAGE-BACKED SECURITIES 117.4%
--------------------------------------------------------------------------------

Multi-Class 39.6%
Aetna Commercial Trust
    7.100% due 12/26/2030                               $   1,000        $   981
Asset Securitization Corp.
    7.384% due 08/13/2029                                   1,500          1,394
Blackrock Capital Financial
    8.480% due 10/25/2026 (c)                               3,000          2,400
CBA Mortgage Corp.
    6.670% due 12/25/2003 (b)                                 415            389
Federal Deposit Insurance Corp.
    6.630% due 11/25/2026 (b)(d)                            1,260          1,274
First Boston Mortgage Securities Corp.
    7.555% due 09/25/2006 (b)                                 976            966
    8.012% due 11/25/2027                                     525            526
    6.907% due 01/25/2028 (b)(c)                            1,300          1,249
    6.907% due 01/25/2028 (b)                                 830            782
General Electric Capital Mortgage Services, Inc.
    7.250% due 08/25/2029 (d)                               2,768          2,572
GMAC Commercial Mortgage Securities, Inc.
    6.500% due 03/15/2012                                   2,000          1,607
    7.088% due 05/15/2030 (b)                               1,500          1,004
Green Tree Financial Corp.
    8.000% due 07/15/2018 (d)                               3,087          2,716
J.P. Morgan Commercial Mortgage Finance Corp.
    8.541% due 11/25/2027 (c)                               2,284          1,886
Matterhorn Capital Corp.
    7.850% due 01/20/2006 (c)                                 783            783
Merrill Lynch Mortgage
    7.681% due 06/15/2021 (b)                                 708            700
    7.120% due 06/18/2029                                   2,000          1,783
Morgan Stanley Capital
    7.000% due 02/15/2005 (b)(d)                            2,000          1,982
    6.850% due 02/15/2020 (c)                               1,000            711
    7.695% due 10/03/2030 (c)                               2,000          1,623
Mortgage Capital Funding, Inc.
    7.531% due 04/20/2007                                   1,000            954
NationsLink Funding Corp.
    7.100% due 01/20/2009                                   2,000          1,841
    7.105% due 01/20/2013 (c)                               2,500          1,777
NB Commercial Mortgage
    8.031% due 10/20/2023 (c)                                 376            377
    8.730% due 10/20/2023 (c)                               1,000          1,004
Nomura Asset Securities Corp.
    9.765% due 09/11/2019 (b)(d)                            3,000          3,127
Prudential Securities Secured Financing
    7.610% due 12/26/2022                                   1,000            916
Resolution Trust Corp.
    8.835% due 12/25/2023 (d)                               1,600          1,612
    9.450% due 05/25/2024                                   3,075          3,027
    8.000% due 04/25/2025                                     129            127
    8.000% due 04/25/2025 (d)                               1,812          1,767
    8.000% due 06/25/2026                                   2,131          2,116
    6.900% due 02/25/2027 (b)                               1,636          1,493
    7.000% due 05/25/2027                                   1,798          1,733
Sasco Floating Rate Commercial Mortgage
    7.031% due 04/25/2003 (b)(c)                            2,500          2,281
Structured Asset Securities Corp.
    7.375% due 09/25/2024                                   1,000            992
    7.750% due 02/25/2028 (d)                               3,841          3,745
                                                                         -------
                                                                          56,217
Multi-Family 37.1%
Chase Commercial Mortgage Securities Corp.
    6.900% due 11/19/2006                                   1,500          1,469
Donaldson, Lufkin & Jenrette
    7.350% due 12/18/2003                                   3,000          2,935
Federal Housing Administration
    8.360% due 01/01/2012 (d)                                 948            946
    7.750% due 01/01/2016                                     396            384
    6.875% due 12/01/2016                                     733            666
    7.625% due 12/01/2016                                     471            453
    6.430% due 12/01/2019 (d)                               2,636          2,594
    7.430% due 12/20/2020                                   1,138          1,086
    7.430% due 07/01/2021                                     579            573
    7.439% due 08/01/2021                                     603            603
    7.430% due 02/25/2023                                     965            931
    6.875% due 11/01/2023 (d)                               1,941          1,763
    8.250% due 02/01/2028 (d)                               2,555          2,521
    7.750% due 05/01/2028                                     955            925
    8.875% due 06/01/2035 (d)                               5,923          5,719
Federal National Mortgage Association
    7.865% due 12/25/2015 (b)(c)                            2,482          1,885
    9.375% due 04/01/2016 (d)                               1,324          1,359
    7.875% due 11/01/2018 (d)                                 251            251
    5.782% due 01/01/2019 (b)(d)                            1,215          1,185
Government National Mortgage Association
    9.500% due 09/15/2030 (d)                               4,267          4,344
    8.625% due 10/15/2034 (d)                               3,447          3,515
Merrill Lynch Mortgage
    8.429% due 04/25/2023 (b)(d)                            5,000          5,013
    9.418% due 11/25/2020 (c)                               2,500          2,513
Multi-Family Capital Access One, Inc.
    7.400% due 01/15/2024                                   1,684          1,667
NationsBanc Mortgage Capital Corp.
    8.048% due 05/25/2028 (b)(c)                            2,000          1,500
Resolution Trust Corp.
    6.797% due 09/25/2020 (b)                                 285            268
Structured Asset Securities Corp.
    7.050% due 11/25/2007                                   6,000          5,486
                                                                         -------
                                                                          52,554
Healthcare 24.6%
Daiwa Mortgage Acceptance Corp.
    6.063% due 09/25/2006 (b)(c)                              598            603
Federal Housing Administration
    7.500% due 12/31/2031 (d)                               1,571          1,471
    7.380% due 04/01/2041                                   2,412          2,251
LTC Commercial Corp.
    9.300% due 06/15/2026 (c)                               4,000          3,925
Nomura Asset Securities Corp.
    6.680% due 12/15/2001 (c)                              12,100         11,634
Red Mountain Funding Corp.
    7.072% due 01/15/2019 (c)                               2,000          1,650
    7.471% due 01/15/2019 (c)                               1,000            662
    8.926% due 01/15/2019 (c)                               1,000            530
    9.150% due 11/28/2027 (c)                               3,200          2,634
SC Commercial
    7.050% due 11/28/2013 (c)                               5,000          4,928
    7.800% due 11/28/2013 (c)                               5,000          4,600
                                                                         -------
                                                                          34,888
Hospitality 14.0%
Cooper Hotel
    7.500% due 07/15/2013 (c)(d)                            7,715          7,588
Federal Housing Administration
    7.500% due 09/01/2034                                     760            718
Franchise Mortgage Acceptance Corp.
    7.981% due 11/15/2018 (c)                               2,300          2,375
German American Capital Corp.
    8.535% due 10/10/2002 (c)                               2,000          1,918
Host Marriott Pool Trust
    8.310% due 08/03/2009 (c)                               2,000          1,922
Hotel First
    8.520% due 08/05/2008 (c)                               2,623          2,592
J.Q. Hammons Hotels
    8.875% due 02/15/2004                                     450            413
Starwood Commercial Mortgage Trust
    6.920% due 02/03/2009                                   2,500          2,294
                                                                         -------
                                                                          19,820




                                                                              15
                                                                   ANNUAL REPORT
                                                               December 31, 1999

                                                        Principal
                                                           Amount         Value
                                                           (000s)        (000s)
-------------------------------------------------------------------------------

Retail 1.8%
Trizec Finance Ltd.
    10.875% due 10/15/2005                              $   2,505     $   2,580
                                                                      ---------

Gaming 0.3%
Riviera Holdings Corp.
    10.000% due 08/15/2004                                    500           464
                                                                      ---------
Total Commercial Mortgage-Backed Securities                             166,523
(Cost $173,769)                                                       =========

--------------------------------------------------------------------------------
CORPORATE BONDS & NOTES 11.1%
--------------------------------------------------------------------------------

Banking & Finance 3.8%
Forest City Enterprises
    8.500% due 03/15/2008                                   4,000         3,740
Mercury Finance Co.
    10.000% due 03/23/2001 (c)                              1,602         1,631
                                                                      ---------
                                                                          5,371
Industrials 5.2%
Building Materials Corp.
    8.000% due 10/15/2007                                   3,000         2,730
Chattem, Inc.
    8.875% due 04/01/2008                                     500           470
Container Corp. of America
    11.250% due 05/01/2004                                  1,500         1,571
Grupo Televisa SA
    11.875% due 05/15/2006                                    750           801
Holmes Products Corp.
    9.875% due 11/15/2007                                   1,000           735
US Air, Inc.
    9.330% due 01/01/2006                                   1,017         1,063
                                                                      ---------
                                                                          7,370
Utilities 2.1%
Calpine Corp.
    8.750% due 07/15/2007                                   1,680         1,638
Flag Ltd.
    8.250% due 01/30/2008                                   1,400         1,309
                                                                      ---------
                                                                          2,947
                                                                      ---------
Total Corporate Bonds & Notes                                            15,688
(Cost $16,648)                                                        =========

--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES 1.2%
--------------------------------------------------------------------------------

Airplanes Pass Through Trust
    10.875% due 03/15/2019                                  2,000         1,739
                                                                      ---------
Total Asset-Backed Securities                                             1,739
(Cost $2,184)                                                         =========

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 7.1%
--------------------------------------------------------------------------------

Commercial Paper 6.0%
Alcoa
    6.050% due 01/27/2000                                     200           199
ANZ, Inc.
    5.820% due 02/04/2000                                   2,000         1,990
General Electric Capital Corp.
    6.400% due 01/25/2000                                   1,000           996
Illinois Tool Works
    6.190% due 01/31/2000                                     900           896
Mobil Australia Financial
    5.900% due 01/18/2000                                   1,200         1,197
Motorola, Inc.
    5.940% due 01/20/2000                                   3,200         3,191
                                                                      ---------
                                                                          8,469
                                                                      =========
Repurchase Agreement 1.1%
State Street Bank
    4.000% due 01/03/2000                                   1,622         1,622
    (Dated 12/31/1999. Collateralized by
    Federal Home Loan Bank
    5.875% due 09/17/2001 valued at $1,657
    Repurchase proceeds are $1,623.)
                                                                      ---------
                                                                          1,622
                                                                      ---------
Total Short-Term Instruments                                             10,091
(Cost $10,091)                                                        =========

Total Investments (a) 136.8%                                          $ 194,041
(Cost $202,692)

Other Assets and Liabilities (Net) (36.8%)                              (52,181)
                                                                      ---------

Net Assets 100.0%                                                     $ 141,860
                                                                      =========



Notes to Schedule of Investments:

(a) The identified cost of investments owned as of December 31, 1999, was the same for federal income tax and financial statements purposes.

(b) Variable rate security. The rate shown is as of December 31, 1999.

(c) Securities purchased under Rule 144A of the 1933 Securities Act and, unless registered under the Act or exempt from registration, may only be sold to qualified institutional investors.

(d) Securities pledged as collateral for reverse repurchase agreements.

16
ANNUAL REPORT
December 31, 1999

NOTES TO FINANCIAL STATEMENTS

1. General Information

The PIMCO Commercial Mortgage Securities Trust, Inc. (the "Fund") commenced operations on September 2, 1993. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified, investment management company organized as a Maryland corporation. The stock exchange symbol of the Fund is PCM. Shares are traded on the New York Stock Exchange.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed in preparation of the Fund's financial statements. The policies are in conformity with generally accepted accounting principles.

Security valuation. It is the policy of the Fund to value portfolio securities at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Directors, with reference to fixed income securities whose prices are more readily obtainable and whose durations are comparable to the securities being valued. Short-term investments having a maturity of sixty days or less are valued at amortized cost. Subject to the foregoing, other securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors.

Securities transactions and investment income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Securities purchased on a when-issued basis are subject to market value fluctuations during this period. On the commitment date of such purchases, the Fund designates specific assets with a value at least equal to the commitment, to be utilized to settle the commitment. The proceeds to be received from delayed-delivery sales are included in the Fund's net assets on the date the commitment is executed. Accordingly, any fluctuation in the value of such assets is excluded from the Fund's net asset value while the commitment is in effect. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes the accretion of discounts and amortization of premiums. As of December 31, 1999, the identified cost of certain portfolio securities was adjusted by $1,051,000 to correctly state the amount of discount accretion recognized by the Fund in 1999 and 1998. The reduction in the cost of securities reduced unrealized depreciation of investments with no effect on the Fund's net assets. Amounts previously reported in 1998 have not been restated due to the immateriality of the change in the reported amounts.

                                                                              17
                                                                   ANNUAL REPORT
                                                               December 31, 1999

Dividends and distributions to shareholders. The Fund intends to distribute all its net investment income monthly. Distributions, if any, of net realized short- or long-term capital gains will be distributed no less frequently than once each year. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to the accounting for paydown gains and losses on mortgage-backed securities.

Federal income taxes. The Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if any, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Reverse repurchase agreements. Reverse repurchase agreements involve the sale of a portfolio-eligible security by the Fund, coupled with an agreement to repurchase the security at a specified date and price. Reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. Reverse repurchase agreements are considered to be borrowings by the Fund, and are subject to the Fund's overall restriction on borrowing under which it must maintain asset coverage of at least 300%.

Repurchase Agreements. The Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

3. Investment Manager Fee, Administration Fee, and Directors' Fee

Investment Manager Fee. Pacific Investment Management Company serves as investment manager to the Fund, pursuant to an investment management agreement. Pacific Investment receives a quarterly fee from the Fund at an annual rate of 0.725% based on average weekly net assets of the Fund.

Administration Fee. Pacific Investment also provides administrative services to the Fund and receives from the Fund a quarterly administrative fee at the annual rate of 0.10% of the Fund's average weekly net assets.

Directors' Fee. Each unaffiliated Director receives an annual retainer of $6,000, plus $1,000 for each Board of Directors meeting attended, plus reimbursement of related expenses.

4. Securities Transactions

Cost of purchases and proceeds from sales of securities (excluding U.S. Government securities and short-term investments) for the year ended December 31, 1999, were $10,985,928 and $44,932, respectively.



18
ANNUAL REPORT
December 31, 1999

5. Federal Income Tax Matters

At December 31, 1999, the net unrealized depreciation of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation                            $  1,717,437
Aggregate gross unrealized depreciation                             (10,368,055)
                                                                   -------------
Net unrealized depreciation                                        $ (8,650,618)
                                                                   =============

The accumulated net realized loss on sales of investments for federal income tax purposes at December 31, 1999, amounting to $955,439, is available to offset future taxable gains. If not applied, $229,745, $687,550, and $38,144 of the loss will expire in 2003, 2004, and 2007, respectively.

6. Borrowings under Reverse Repurchase Agreements

The average amount of borrowings outstanding during the year ended December 31,1999 was $56,564,478 at a weighted average interest rate of 5.61%. On December 31,1999, securities valued at $57,061,918 were pledged as collateral for reverse repurchase agreements.

The Fund is authorized to borrow funds and utilize leverage in amounts not exceeding thirty-three and one-third percent of its total assets. The Fund's ability to leverage creates an opportunity for increased net income, but at the same time poses special risks. If the income from the securities purchased with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing had not been used, reducing the amount available for distribution to shareholders.

7. Acquisition by Allianz AG

The Allianz AG acquisition of majority ownership of PIMCO Advisors has been approved by the Boards of Allianz AG and PIMCO on October 31, 1999, subject to regulatory review and approval, as well as the vote of the shareholders on March 3, 2000.

8. A Word About the Year 2000 (unaudited)

We at PIMCO spent significant time and resources preparing for Year 2000. As a consequence, we are pleased to report that we made it through the Year 2000 transition period successfully, and that all our systems and processes continue to function normally. While we expect that the great majority of the risk from this event is now behind us, it is still possible that the "Year 2000 bug" might result in system failures. In this regard, we would like to remind you that while we are dedicated to avoiding problems arising from Year 2000, we cannot guarantee investment performance or that Year 2000 will not result in losses./1/



/1/ This is a Year 2000 Readiness Disclosure dated January 31, 2000.


                                                                              19
                                                                   ANNUAL REPORT
                                                               December 31, 1999

REPORT OF INDEPENDENT AUDITORS


The Shareholders and Board of Directors
PIMCO Commercial Mortgage Securities Trust, Inc.

We have audited the accompanying statement of assets and liabilities of PIMCO Commercial Mortgage Securities Trust, Inc. (the Fund), including the schedule of investments, as of December 31, 1999, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at December 31, 1999, the results of its operations, its cash flows, changes in its net assets and financial highlights for the periods indicated above in conformity with accounting principles generally accepted in the United States.


Ernst & Young LLP

Kansas City, Missouri
February 16, 2000

ANNUAL REPORT
December 31, 1999

DIVIDEND REINVESTMENT PLAN


What is the Dividend Reinvestment Plan for PIMCO Commercial Mortgage Securities Trust, Inc.?

The Dividend Reinvestment Plan offers shareholders in the Fund an efficient and simple way to reinvest dividends and capital gains distributions, if any, in shares of the Fund. Each month the Fund will distribute to shareholders substantially all of its net investment income. The Fund expects to distribute at least annually any net realized long-term or short-term capital gains. State Street Bank & Trust Co. acts as Plan Agent for shareholders in administering the Plan.

Who can participate in the Plan?

All shareholders in the Fund may participate in the Plan by following the instructions for enrollment provided later in this section.

What does the Plan offer?

The Plan offers shareholders a simple and convenient means to reinvest dividends and capital gains distributions in additional shares of the Fund.

How is the reinvestment of income dividends and capital gains distributions accomplished?

If you are a participant in the Plan, your dividends and capital gains distributions will be reinvested automatically for you, increasing your holding in the Fund. If the Fund declares a dividend or capital gains distribution payable either in cash or in shares of the Fund, you will automatically receive shares of the Fund. If the market price of shares is equal to or exceeds the net asset value per share on the Valuation Date (as defined below), Plan participants will be issued shares valued at the net asset value most recently determined or, if net asset value is less than 95% of the then current market price, then at 95% of the market price.

If the market price is less than the net asset value on the Valuation Date, the Plan Agent will buy shares in the open market, on the New York Stock Exchange ("NYSE") or elsewhere, for the participants' accounts. If, following the commencement of the purchase and before the Plan Agent has completed its purchases, the market price exceeds the net asset value, the average per share purchase price paid by the Plan Agent may exceed the net asset value, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in shares issued by the Fund at net asset value. Additionally, if the market price exceeds the net asset value before the Plan Agent has completed its purchases, the Plan Agent is permitted to cease purchasing shares and the Fund may issue the remaining shares at a price equal to the greater of net asset value or 95% of the then current market price. In a case where the Plan Agent has terminated open market purchases and the Fund has issued the remaining shares, the


                                                                              21
                                                                   ANNUAL REPORT
                                                               December 31, 1999
number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. The Plan Agent will apply all cash received to purchase shares as soon as practicable after the payment date of the dividend or capital gains distribution, but in no event later than 30 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

The Valuation Date is the dividend or capital gains distribution payment date or, if that date is not a NYSE trading day, the immediately preceding trading day. All reinvestments are in full and fractional shares, carried to three decimal places.

Is there a cost to participate?

There is no direct charge to participants for reinvesting dividends and capital gains distributions, since the Plan Agent's fees are paid by the Fund. There are no brokerage charges for shares issued directly by the Fund. Whenever shares are purchased on the NYSE or elsewhere in connection with the reinvestment of dividends or capital gains distributions, each participant will pay a pro rata portion of brokerage commissions. Brokerage charges for purchasing shares through the Plan are expected to be less than the usual brokerage charges for individual transactions, because the Plan Agent will purchase shares for all participants in blocks, resulting in lower commissions for each individual participant.

What are the tax implications for participants?

You will receive tax information annually for your personal records to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not affect the tax characterization of the dividends and capital gains. Other questions should be directed to your tax adviser.

How do participating shareholders benefit?

You will build holdings in the Fund easily and automatically at reduced costs.

You will receive a detailed account statement from the Plan Agent, showing total dividends and distributions, dates of investments, shares acquired and price per share, and total shares of record held by you and by the Plan Agent for you. The proxy you receive in connection with the Fund's shareholder meetings will include shares purchased for you by the Plan Agent according to the Plan.

As long as you participate in the Plan, shares acquired through the Plan will be held for you in safekeeping in non-certificated form by State Street Bank & Trust Co., the Plan Agent. This convenience provides added protection against loss, theft or inadvertent destruction of certificates.



22
ANNUAL REPORT
December 31, 1999

Whom should I contact for additional information?

If you hold shares in your own name, please address all notices, correspondence, questions or other communications regarding the Plan to:


   PIMCO Commercial Mortgage Securities Trust, Inc.
   c/o State Street Bank & Trust Co.
   150 Royalle Street
   Canton, MA02021
   Telephone: 800-213-3606

If your shares are not held in your name, you should contact your brokerage firm, bank or other nominee for more information.

How do I enroll in the Plan?

If you hold shares of the Fund in your own name, you are already enrolled in this Plan. Your reinvestments will begin with the first dividend after you purchase your shares. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If your nominee is unable to participate in the Plan on your behalf, you may want to request that your shares be registered in your name so that you can participate in the Plan.

Once enrolled in the Plan, may I withdraw from it?

You may withdraw from the Plan without penalty at any time by providing written notice to State Street Bank & Trust Co.. Elections to withdraw from the Plan will be effective for distributions with a Record Date of at least ten days after such elections are received by the Plan Agent.

If you withdraw, you will receive, without charge, a share certificate issued in your name for all full shares accumulated in your account from dividend and capital gains distributions, plus a check for any fractional shares based on market price.

Experience under the Plan may indicate that changes are desirable. Accordingly, either the Fund or the Plan Agent may amend or terminate the Plan. Participants will receive written notice at least 30 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 30 days before the record date of any dividend or capital gains distribution by the Fund.


                                                                              23
                                                                   ANNUAL REPORT
                                                               December 31, 1999

BOARD OF DIRECTORS AND OTHER INFORMATION


Directors and Officers
               Brent R. Harris, Chairman of the Board and Director
               R. Wesley Burns, President and Director
               Guilford C. Babcock, Director
               Vern O. Curtis, Director
               Thomas P. Kemp, Sr., Director
               William J. Popejoy, Director
               Garlin G. Flynn, Secretary
               John P. Hardaway, Treasurer


Investment Manager and Administrator
               Pacific Investment Management Company
               840 Newport Center Drive, Suite 300
               Newport Beach, California 92660


Transfer Agent
               State Street Bank & Trust Co.
               150 Royalle Street
               Canton, MA 02021


Custodian
               State Street Bank & Trust Co.
               801 Pennsylvania
               Kansas City, Missouri 64105


Legal Counsel
               Dechert Price & Rhoads
               1775 Eye Street, N.W.
               Washington, D.C. 20006-2401


Independent Auditors
               Ernst & Young LLP
               One Kansas City Place
               1200 Main Street
               Kansas City, Missouri 64105

             PIMCO
        COMMERCIAL
          MORTGAGE
        SECURITIES
       TRUST, INC.


     This report, including the financial statements herein, is provided to the shareholders of PIMCO Commercial Mortgage Securities Trust, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.